November 2005 Initial Public Offering 9,545,000 shares sold 10,308,600 shares outstanding(with charitable foundation shares) $10.00 per share Exhibit 99.1

This presentation is for informational
purposes only and does not constitute an
offer to sell shares of common stock of
Legacy Bancorp, Inc.
For more information, please refer to the
Prospectus dated September 12, 2005 and Form
10-Q for the quarter ended September 30, 2005

Forward Looking Statements
This presentation contains forward-looking statements which involve risks and uncertainties.  The Company's actual results may differ significantly from the results discussed in the forward-looking statements.  Factors that might cause such a difference include, but are not limited to changes in market interest rates, loan prepayment rates, the business and financial condition of borrowers of construction and commercial real estate loans and the economic viability of projects financed, economic conditions in Western Massachusetts, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the
Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company's local markets; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing and services. The Company disclaims any intent or obligation to update forward-looking statements, whether in response to new information, future events or otherwise.
Please refer to the Prospectus dated September 12, 2005 for further information about "Risk Factors" that may affect the Company's actual future results.

Corporate Overview

Established in 1890 as a Massachusetts-chartered
savings bank.
Non-stock MHC formed in 1997.
Headquartered in Pittsfield, Massachusetts
10 branch offices located throughout Berkshire County:
Great Barrington, Lee, Lenox, North Adams, Otis and
Pittsfield.
As of September 30, 2005 (Pre-conversion)
Total assets of $737.7 million
Net loans of $533.2 million
Deposits of $495.4 million
Equity of $61.8 million
Corporate Overview – Legacy Bancorp

June 30, 2005 FDIC Summary of Deposits Report:
12 institutions operating in Berkshire County with 56 offices and a total of $2.7 billion in deposits.
Legacy Banks ranked 2
nd
with a 17.8% market share in Berkshire
County.
Legacy Banks’ deposit market share in Massachusetts is 0.3%.
The population and number of households in Berkshire County is
132,778 and 56,087 respectively.
Because of the difficulty of growing within a market
experiencing a declining population, Legacy Banks intends to expand into more vibrant markets including the Albany-
Schenectady-Troy MSA in New York where the population and
number of households was 850,422 and 343,867, respectively.
Market Demographics – Legacy Bancorp

Berkshire County Market Share
* Source: FDIC, Data as of June 30, 2005.
Total Total Percent of
Deposits Market Parent
Branch in Market Share Deposits
Rank Institution Type Count ($000) (%) (%)
1 Berkshire Bank (MA) Savings Bank 13 862,853 31.71 65.28
2 Legacy Banks (MA) Bank 10 484,111 17.79 100.00
3 TD Banknorth NA (ME) Bank 9 323,258 11.88 1.21
4 Hoosac Bank (MA) Bank 2 191,261 7.03 59.64
5 Pittsfield Co-operative Bank (MA) Savings Bank 4 173,804 6.39 100.00
6 Lee Bank (MA) Bank 3 168,024 6.18 78.07
7 South Adams Savings Bank (MA) Savings Bank 3 145,287 5.34 100.00
8 Adams Co-operative Bank (MA) Savings Bank 3 136,255 5.01 100.00
9 Williamstown Svgs Bk (MHC) (MA) Bank 1 129,455 4.76 40.36
10 Citizens Bank of Massachusetts (MA) Bank 4 48,872 1.80 0.05
11 Lenox National Bank (MA) Bank 2 46,062 1.69 100.00
12 Salisbury Bank & Trust Co. (CT) Bank 2 11,466 0.42 3.99
Totals 12 56 2,720,708 100.00

Experienced Management Team
Years at
Officer Title Legacy Age
J. Williar Dunlaevy CEO and Chairman 36 59
Michael A. Christopher COO and President 12 61
Steven F. Pierce Executive Vice President 32 54
Stephen M. Conley Senior VP, Treasurer & CFO 30 57
Richard M. Sullivan Senior Vice President 4 54

Financial Highlights

10 Total Assets (in millions) Legacy Banks – Balance Sheet Composition $569 $607 $593 $635 $681 $738 2000 2001 2002 2003 2004 9/30/2005

11 Total Net Loans (in millions) Legacy Banks – Balance Sheet Composition $413 $383 $372 $466 $505 $533 2000 2001 2002 2003 2004 9/30/2005

12 Total Deposits (in millions) Legacy Banks – Balance Sheet Composition $448 $449 $419 $423 $452 $495 2000 2001 2002 2003 2004 9/30/2005

Legacy Banks – Balance Sheet Composition
At September 30, 2005
Loan Mix Deposit Mix
13%
21%
14%
37%
15%
Demand Deposits Now / Money Market
Regular Savings LifePath Savings
Certificates of Deposit
26%
27%
4% 2%
17%
11%
13%
Residential RE - Fixed Residential RE - Variable
Commercial RE - Local Commercial RE - National
Home Equity Commercial Loans
Consumer and Other Loans

Legacy Banks – Credit Quality
266.71%
214.03%
118.11%
238.53%
217.41%
356.20%
2000 2001 2002 2003 2004 9/30/2005
Reserves/NPLs
0.34%
0.43%
0.83%
0.40%
0.35%
0.22%
2000 2001 2002 2003 2004 9/30/2005
NPLs/Loans

Legacy Banks – Credit Quality
Legacy
1
US Banks
2
US Thrifts
2
NPA/Assets 0.16% 0.24% 0.29%
NPL/Loans 0.22% 0.29% 0.35%
LLR/NPL 356.20% 253.98% 178.96%
LLR/Loans 0.78% 1.20% 0.82%
1
Legacy ratios are as of 09/30/05.
2
Source:  SNL Database.  Includes all public banks and thrifts.
Data is as of 9/30/05.

16 Net Income (in millions) Legacy Banks – Net Income * Data for the nine month period ended 9/30/05. $2.4 $2.6 $1.7 $3.0 $3.6 $3.2 2000 2001 2002 2003 2004 9/30/2005*

Offering Overview

The shares were offered in a Subscription Offering to eligible
Legacy Bank’s depositors, employees, officers, directors, trustees and corporators in accordance with priorities set forth in the
Plan of Conversion.
In connection with the conversion, Legacy Bancorp contributed
$7.6 million in stock to a Charitable Foundation.
Offering Highlights
Offering Summary MAXIMUM
General
# of Shares Offered 9,545,000
Charitable Foundation Shares (8%) 763,600
Total Shares Outstanding 10,308,600
Net Proceeds $92.7M
Pricing
Offering P/B 71.58%
Offering P/Tang Book 72.83%
Offering P/E 22.22x

Support Internal Growth
Enhance existing products and services; develop new
products and services
Facilitate growth through de novo
branching in Berkshire
County and contiguous markets, including eastern NY
Facilitate growth by seeking out acquisition opportunities
of both branch offices and whole banks
Improve overall competitive position
Reasons for the Conversion

Increase loan portfolio in existing markets and
through expansion into new markets
Maintain strong asset quality
Increase deposit market share in the markets we
serve
Expand our banking franchises through de novo
branching and possibly whole-bank or branch
acquisitions
Increase non-interest income
Improve operating efficiency and cost control
Business Strategy

Peer Group Comparison
Legacy
Bancorp, Inc.¹
Medians Mid-
Atlantic and
New England
Thrifts²
Medians
National
Thrifts³
Medians
Appraisal
Price / Earnings 29.71x 15.50x 16.00x 16.00x
Price / Book 95.71% 133.20% 129.50% 117.60%
Price / Tang Book 97.38% 140.60% 137.30% 133.60%
1
Pricing ratios shown at maximum of the offering range, based on the $13.37 LEGC closing price at November 22, 2005 and pro forma April
2005 financial information per page 33 of the prospectus ($.45 - annualized earnings; $13.97 - book value; $13.73 - tangible book value).
2
Source:  SNL Financial for the latest reported twelve month period.  Includes public companies with $350M to $1.0B in assets.
Pricing ratios are based on closing prices at 11/22/05. Excludes MHC's & merger targets.
3
Source:  SNL Financial for the latest reported twelve month period.  Includes public companies with $400M to $1.0B in assets.
Pricing ratios are based on closing prices at 11/22/05. Excludes MHC's & merger targets.
4
Source:  SNL Financial for the latest reported twelve month period.  Keller & Co. peer group includes:  NIDB, MFLR, UCBC, FCAP,
CEBK, NHTB, CNY, PVFC, MFSF, and BHL. Pricing ratios are based on closing prices at 11/22/05.
Peers
4

Strategically positioned institution in a demographically
attractive market area
Strong management
Vast experience in banking industry
Strong asset quality
Consistent loan growth over the past 3 years
Established local identity in communities served
Well-capitalized
Attractive valuation
Investment Attributes

Any Questions?